Exhibit 10.1

NON-RECOURSE FACTORING AND SECURITY AGREEMENT

This NON-RECOURSE FACTORING AGREEMENT (the “Agreement”) effective this 11th day of June, 2020 (the “Effective Date”) between Sysorex, Inc., a Nevada corporation, and Sysorex Government Services, Inc., a Virginia corporation, both having their place of business at 13880 Dulles Corner Lane, Suite 175, Herndon, VA 20171 (hereinafter “Seller”), and SouthStar Financial, LLC, its affiliates, successors and/or assigns, as their interests may appear, having its place of business at 840 Lowcountry Blvd., Mount Pleasant, SC 29464 (hereinafter “Purchaser” and collectively with the Seller, the “Parties” or singularly a “Party”).

As evidenced by the Parties’ signatures below, and in consideration of the obligations as set forth in this Agreement and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1. PURCHASE OF ACCOUNTS. From time to time, Seller may tender to Purchaser some or all of its Accounts which are defined as Seller’s right to payment or “Payment Intangible”, whether or not earned by performance: (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of; (ii) for services rendered or to be rendered; or (iii) as otherwise defined in the UCC. All of Seller’s said Accounts, irrespective of whether same are purchased by Purchaser are herein called “Account(s),” Purchaser is not obligated to purchase any Account tendered and shall have the right to purchase such Accounts tendered as Purchaser, in its sole and absolute discretion, shall determine. Purchaser will evidence its agreement to purchase specific Accounts(s) tendered by issuance of its check or wire transfer to Seller in the amount set forth in the Paragraph entitled “PAYMENT FOR ACCOUNTS.” Purchaser may also issue a Grouped Schedule of Accounts upon which Purchaser, in its sole and absolute discretion, shall have the right to group said Accounts tendered. Said Accounts and/or grouped accounts, which are purchased, are hereinafter collectively called “Purchased Account(s).”

2. PAYMENT TO SELLER FOR ACCOUNTS. Upon acceptance of an Account for purchase, Purchaser will pay to Seller, as the Purchase Price for the Purchased Accounts, an amount up to eighty-five percent (85%) of the face amount thereof, or such lesser percentage as Purchaser and Seller shall agree upon (the “Purchase Price”). Seller shall deliver the original invoices relating to Purchased Accounts to Purchaser at such time, and such Purchased Accounts shall be deemed sold and assigned to Purchaser at such time without any formal or additional assignments being required.

3. CHARGES & REPAYMENT. In consideration of the purchase of said Purchased Account(s), and in further consideration of Purchaser purchasing the Purchased Account(s), Seller agrees to pay Purchaser an amount equal to zero and 80/100 percent (0.80%) of the face amount thereof for the first ten (10) day period after payment for such Account is transmitted to Purchaser plus zero and 90/100 percent (0.90%) for each additional ten (10) day period or part thereof, calculated from the date of purchase until payments received by Purchaser in collected funds on said Purchase Account(s) equals the Purchase Price of the Purchased Account(s) plus all Charges due Purchaser from Seller at the time. An additional one and 00/100 percent (1.00%) per ten (10) day period will be charged for Invoices exceeding sixty (60) days from invoice date.

The Seller may require additional funding in order to fund its ordinary and necessary business expenses (“Overadvance”), and the Purchaser may agree to provide the Overadvance in its sole discretion. In the event of an Overadvance, Seller agrees to pay Purchaser an amount equal to one and 60/100 percent (1.60%) of the amount of the Overadvance for the first ten (10) day period after the Overadvance is transmitted to Purchaser plus one and 90/100 percent (1.90%) for each additional ten (10) day period or part thereof until payments received by Purchaser in collected funds equals the amount of the Overadvance, plus all Charges due Purchaser from Seller at the time. Under this Paragraph 3, funds are considered “collected funds” three (3) business days after receipt by Purchaser assuming same is in fact collected.

Seller further agrees in consideration for the Purchased Accounts that Seller will pay a transactional administrative fee in the amount of Fifty and 00/100 Dollars ($50) for each new Account Debtor submitted and an amount equal to zero and 25/100 percent (0.25%) of the face amount thereof that includes any handling, collecting, mailing, quality assuring, insuring the risk, transmitting, and performing certain data processing services with respect to the maintenance and servicing of the Purchased Accounts. All amounts payable by Seller to Purchaser pursuant to this Paragraph 3 are collectively referred to as “Charges.” The calculation by Purchaser of all Charges pursuant to this Paragraph 3 shall be deemed proper and accepted by Seller, and Seller agrees to waive and forfeit any claim that the Charges are incorrect, unless Seller contests in writing the Charges within thirty

(30) days following the end of the month when such Charge is calculated. Seller further acknowledges and agrees that the Charges set forth in this Paragraph 3, and all other fees and obligations payable by the Seller under this Agreement are valid and reasonable.

In order to recoup any unpaid Charges, collect payments misdirected to Seller by account debtors, or otherwise secure Seller’s obligations to the Purchaser, Seller authorizes Purchaser to initiate electronic debit or credit entries through the ACH system to any deposit account of Seller, and Seller agrees to execute any ACH forms required by any financial institution in order to effectuate an ACH. The Seller agrees to be bound by the ACH rules set forth by the National Automated Clearing House Association (“NACHA”).

4. PAYMENT TO SELLER UPON COLLECTION. Provided Seller is not and has not been in default to Purchaser under this Agreement, Purchase Money Financing Addendum, any other addendum to this Agreement or other financial or leasing accommodation between the Parties or affiliates of the Parties, upon Purchaser’s receipt of payment(s) on Purchased Accounts, Purchaser shall transfer to Seller on the Friday of the week following the receipt of payment(s) from the Account Debtor an amount equal to the difference between the amount of aggregate receipt of payments on the Accounts, less the sum of (a) the aggregate Purchase Price of such Purchased Accounts, (b) all Charges or other amounts or accruals then due Purchaser from Seller under this Agreement, and (c) any reserves Purchaser elects to establish to secure payment of any other Purchased Accounts. The amount to be remitted to the Seller pursuant to this Paragraph 4 shall be deemed proper and accepted by Seller, and Seller agrees to waive and forfeit any claim that the amount of remittance is incorrect, unless Seller contests in writing the remittance amount within thirty (30) days following the end of the month when such Charge remittance is calculated.

5. RESERVE ACCOUNT. If the Purchaser believes in good faith that: (i) the credit risk of any Accounts are subject to a material change; (ii) any Account or Account Debtor will violate the Purchaser’s underwriting standards; (iii) the Seller’s financial position has deteriorated; (iv) an increased risk exists that Seller will default on any obligation whether under this Agreement, Purchase Order Financing Addendum, any other addendum, or any other agreement to provide financial accommodations or lease between the Seller and Purchaser or their affiliates (collectively, “Factoring Documents”); (v) a legal or indemnity risk exists related to the Factoring Documents that may require Purchaser to fund legal expenses and costs; or (vi) the Seller is in default of this Agreement, Purchase Money Financing Addendum, any other addendum, or any other agreement to provide financial accommodations or lease between the Seller and Purchaser or their affiliates, the Purchaser in its sole discretion may reduce the discount percentage set forth in Paragraph 3, not make future purchases of Accounts, and/or establish a reserve account and holdback from payments due to the Seller under Paragraph 4 in order to provide adequate security (the “Reserve Account”).

6. PURCHASER’S RIGHT. At any time after purchase of the Account, Purchaser shall have the right to notify the “Account Debtor”—the person obligated to pay an Account—of Purchaser’s rights with respect to the Account and to notify Account Debtor to make payment of the Account directly to Purchaser. Seller agrees that Purchaser may charge an administrative fee of 5% of the invoice amount for any Purchased Account payments received by Seller, hereinafter “misdirected payments,” at Purchaser’s sole discretion. Purchase and Seller agree that if Seller receives a misdirected payment, Seller may notify Purchaser and remit the misdirected payment to Purchaser within forty-eight (48) hours without penalty. If Seller shall be in Default (as hereafter defined) to Purchaser hereunder, Purchaser shall also have the right in its name to compromise or extend the time for payment of any Account for such amounts, and upon such terms as Purchaser may determine; to demand, collect, receive and sue for any and all amounts due or to become due on the Accounts, and to take control of cash and other proceeds of any Accounts. Seller hereby irrevocably authorizes any officer of Purchaser designated by Purchaser to act for Seller; to endorse Seller’s name upon notes, acceptance, checks, drafts, money orders other evidence of payment or collateral that may come into Purchaser’s possession; to sign Seller’s name on any invoice, freight bill, bill of lading storage or warehouse receipt, or other instrument or document in respect to any Account; to sign Seller’s name on notices to Account Debtors; to send notices and verifications of Accounts to and collect Accounts from Account Debtors, and to open Seller’s mail and take and endorse payment for Accounts. Seller shall in all other ways do all acts and things necessary or appropriate to protect, preserve and realize upon the Accounts for the benefit of Purchaser and to carry out this Agreement and shall not interfere, directly or indirectly, with any of the rights given Purchaser in this Paragraph. Seller hereby ratifies and approves all acts of Purchaser’s designated officer, and such officer shall not be liable for any acts of omission or commission, nor for any error of judgment or mistake of fact or law, except in the case of fraud or willful misconduct. The powers granted in this Paragraph are coupled with an interest and are irrevocable while any Purchased Accounts are unpaid or sums are otherwise owed by Seller to Purchaser and until this agreement is terminated.

7. REPRESENTATIONS, WARRANTIES & COVENANTS. To induce Purchaser to Purchase Accounts from Seller, with full knowledge that the truth and accuracy of the following are being relied upon by the Purchaser in the purchase of and payment for the Purchased Accounts, Seller represents, warrants and covenants to Purchaser and agrees that: (a) Seller is the sole and absolute owner of each Account and has full legal right to make said sale, assignment and transfer thereof hereunder; (b) The correct amount owed on each Account is as set forth on the document tendering such Account to Purchaser and such amount is not in dispute; (c) The payment of each Account is not contingent upon the fulfillment of any obligation or condition, past or future, and any and all obligations required of the Seller with regard to such Account have been fulfilled by Seller; (d) Each Account is based on an actual sale and delivery of goods and/or services actually rendered for which an invoice has been tendered to the Account Debtor, is presently due and owing to Seller, is not past due or in default , has not been previously sold, assigned, transferred or pledged, and is free of any encumbrance or lien; (e) There are no defenses, offset, recoupment’s, or counterclaims with respect to any of the Accounts and no agreement has been made under which the Account Debtor may claim any recoupment, deduction or discount, except as otherwise stated in any of the invoices submitted to Purchaser in connection with the tender of such Account for purchase (f) Upon purchase, Seller will convey to Purchaser good and marketable title to each Purchased Account free and clear of all liens and encumbrances which shall thereafter be the sole and exclusive property of the Purchaser; (g) Upon purchase, Seller will not contact or otherwise communicate with Debtor on such purchased account in relation to the payment thereupon without the express consent of Purchaser; (h) Each Account Debtor is not insolvent as the term is defined in the United States Bankruptcy Code; (i) All Accounts, now existing or hereafter arising, shall comply with each and every one of the representations, warranties, covenants and agreements referred to in this Paragraph and as otherwise supplemented pursuant to this Agreement; (j) All sales and other taxes imposed with respect to the Account have been remitted by Seller to the Internal Revenue Service or other state or local taxing authority, including – but not limited to – 941 withholding taxes; (k) All invoices with respect to Purchased Accounts shall state that the Account is payable to purchaser at purchaser’s address; (l) No Purchased Account is evidenced by a note or other instrument; (m) if Seller does not meet the Minimum Amount listed in Paragraph 11.c., all payments received for unfactored invoices will incur a 2% administrative charge; (n) Seller will not directly or indirectly influence any Account Debtor from making payment directly to Purchaser, and acknowledges and agrees that any breach of this representation or receipt of funds directly from an Account Debtor will constitute conversion and/or theft of Purchaser’s property; (o) Seller has not entered or will not into any financial accommodation arrangement with any person who collects repayment by debiting an Account or Deposit Account of the Seller; (p) Seller will not, during the term of this Agreement, sell, transfer, pledge, grant a security interest in, or hypothecate any of its Accounts to any party other than Purchaser; and (q) Seller will, at the request of Purchaser, cause its officers and other employees to engage in commercially reasonable efforts to affect collection of the Purchased Accounts by Purchaser.

Seller agrees to reimburse Purchaser for actual out-of-pocket costs relating to UCC filings and searches incurred by Purchaser in connection with this Agreement. Each Purchased Account shall be the property of the Purchaser and shall be collected by Purchaser, and seller shall promptly endorse, transfer and deliver the same to the Purchaser to the extent that any such payment is received by Seller. In addition to Purchaser’s other remedies, failure to deliver said payment in kind to Purchaser within five (5) business days of receipt may result, at Purchaser’s option, in an additional charge to be paid by Seller to Purchaser equal to five percent (5%) of said payment. Seller will not change the state of its incorporation or formation, or its corporate or legal name, without the prior written consent of Purchaser. Seller will not create any new legal entities whatsoever without written consent by Purchaser.

8. GRANT OF SECURITY INTEREST; NON-RECOURSE NATURE. As security for the payment and performance of all Seller’s present and future obligations to Purchaser under this Agreement, or otherwise for the payment and performance of any obligation owed to Purchaser by Seller pursuant to any other agreement or instrument, Seller hereby transfers and grants to Purchaser a first priority security interest in all of Seller’s presently-owned and hereafter-acquired personal and fixture property, wherever located, including, without limitation, all Accounts, Goods, Chattel Paper, Inventory, Equipment, Instruments, Investment Property, Documents, Deposit Accounts, Commercial Tort Claims, Letters-of-Credit Rights, General Intangibles including Payment Intangibles, Patents, Software Trademarks, Trade Names, Customer Lists, Supporting Obligations, all proceeds and products of the foregoing, including without limitation, insurance proceeds, lock box contents and proceeds the Accounts of the Account Debtor (the “Collateral”). Said security interest shall be a first priority security interest described in Exhibit A attached hereto and made a part hereof and in any additional property, if any, listed in Exhibit B attached hereto and made a part hereof. The Collateral specifically includes, without limitation, Sellers’ right to any and all returned or repossessed personal property from Account Debtors and also shall include all rights of replevin, reclamation, and stoppage in transit and all rights as a seller of goods. In the event of any default by Seller under this Agreement and/or pursuant to any obligation of Seller to Purchaser hereunder or otherwise, Purchaser shall have all rights with respect to the aforesaid Collateral and a secured party under the applicable UCC laws as hereinafter provided.

Seller hereby authorizes Purchaser to file Financing Statements and other documents, whether or not executed by Seller, describing the Collateral described above and ratifies the filing of such Financing Statements or other documents filed by Purchaser prior to the execution of this Agreement, Purchaser and Seller agree that subsequent to any termination hereof, Purchaser shall not be obligated, nor shall Seller be authorized, to release any Security Interests granted to Purchaser hereunder unless Purchaser and Seller have entered into a mutual general release to Purchaser’s satisfaction. The provisions contained in this paragraph are a material inducement for execution of this Agreement by Purchaser. Any term used in the UCC and not specifically defined herein shall have the meaning given to the term in the UCC.

9. INDEMNITY, WAIVER, AND RELEASE Seller agrees, except in the case of fraud or willful misconduct of the Purchaser, to indemnify and hold Purchaser harmless from all claims asserted against Purchaser subsequent to the Effective Date related to this Agreement or the Factoring Documents, including reasonable legal fees and costs incurred by Purchaser in defense thereof. Seller hereby waives every present and future defense, cause of action, counterclaim or setoff, which the Seller may now have or hereafter may have to any action by the Purchaser in enforcing this Agreement. Seller waives any implied covenant of good faith and/or fair dealing and ratifies and confirms whatever Purchaser may do pursuant to the term of this Agreement. The provisions of this Paragraph 9 shall survive the Term of this Agreement.

10. DEFAULT & REMEDIES.

a. Occurrence of Default. The occurrence of any one or more of the following events shall constitute (“Default”) of this Agreement by Seller; (i) the failure of Seller to perform any covenants or agreement contained herein; (ii) any warranty or representation of Seller made herein shall be untrue; (iii) ceases to do business as a going concern, merges with or into any corporation or other legal entity, sells substantially all of its assets, or changes its composition, form of business association or ownership without the prior written consent of Purchaser; (iv) the death of: (a) any Seller, if seller is an individual; (b) an individual operating as a sole proprietorship that is the Seller; (c) any person who owns 25% or more of the economic interests in the Seller or has 50% or more rights to control the operations of the Seller; or (d) any guarantor of this Agreement; (v) commits an act of bankruptcy, becomes insolvent or bankrupt, makes an assignment for the benefit of creditors or consents to the appointment of a trustee or receiver or has either appointed for Seller or a substantial part of its property, or has any bankruptcy reorganization or insolvency proceedings instituted against it; (vi) a tax lien shall be filed against Seller; (vii) Seller defaults under any agreement with any third party material to Seller’s business or providing for the lease of real or personal property or the repayment of money; (viii) a judgment shall be entered against Seller which is not promptly satisfied or if a levy or attachment shall be filed against Seller or its property; (ix) if Purchaser deems itself commercially reasonably insecure in its expectation that Seller will fully perform all of its obligations under this Agreement; (x) if another creditor of Seller, its parent or an affiliate of Seller asserts any rights in, claim or security interest against the Seller’s Collateral, accounts or other property, including – but not limited to – offset, a security interest, foreclosure or otherwise; (xi) Seller enters into any financial accommodation arrangement with any person who collects repayment by debiting a Deposit Account of the Seller; and/or (xii) defaults under any Affiliated Agreements as defined in Subsection c., below. An event of Default shall not include the non-payment of a Purchased Account due to the insolvency of the Account Debtor for the Purchased Account.

b. Remedies Upon Default. In the event a Default shall occur: Purchaser may, in its sole discretion: (i) immediately terminate this Agreement, at which time all amounts due and owing under the Accounts shall immediately become due and payable without notice, institute default pricing on any and all open invoices and retain a reserve account from payments from all the Accounts that are Collateral; (ii) take possession of Collateral with or without judicial process; (iii) seek to place the Seller into receivership, or other applicable state law process, and request a court to appoint a receiver over the Seller; (iv) take control of goods relating to any Account Seller shall pay to Purchaser all other damages, costs and losses caused to Purchaser by reason of such Default, including, but not limited to reasonable attorneys’ fees, court costs, other collection expenses and all other expenses and costs incurred or paid by Purchaser to obtain performance or to enforce any covenant or agreement of Seller hereunder; and (v) Purchaser shall have the right to enforce all rights which it may have with respect to the security interest granted to its pursuant to this Agreement, and specifically, not by way of limitation, to notify and require the U.S. Post Office to deliver Seller’s mail to Purchaser, and to open Seller’s mail and take and endorse for deposit in the name of Seller all payments received upon any of Seller’s Accounts and to deposit same for benefit of Purchaser. In order to satisfy any of Seller’s obligations to Purchaser, Seller authorizes Purchaser to initiate electronic debit or credit entries through the ACH system to any deposit account of Seller. Purchaser shall have no obligation to marshal any assets in favor of Seller or against or in payment of any of the obligations of Seller secured hereby. In addition to the Charges and other fees and obligations contained in the Agreement and due to the additional administrative burden caused by an Event of Default, Seller shall pay an additional default service charge of five percent (5%) of the amount of each Account collected by Purchaser after a default hereunder by Seller.

c. Cross-Default. The Accounts provided for under this Agreement shall secure and may be used to satisfy each and every obligation and debt of the Seller or its affiliates under any and all agreements between the Parties, between a Party and an affiliate of the other Party, or between affiliates of the Parties (“Affiliated Agreements”). Upon the occurrence of Default under this Agreement, an event of default shall be deemed to have occurred under any and all Affiliated Agreements, and upon the occurrence of Default under an Affiliated Agreement, an event of Default shall be deemed to have occurred under this Agreement. Purchaser, in its sole discretion, shall be entitled to assert any and all rights and remedies against the Seller or its affiliates, and collect against any and all collateral, property or guaranty as provided for under this Agreement or Affiliated Agreement. This Paragraph is specifically intended by the Parties to be a cross-collateralization and cross-default provision so the collection rights, collateral and other property set forth in one agreement secures the debts and obligations of the other agreements, and vice-versa; provided, however, that the Guarantors on the Validity Guarantees shall not be deemed to provide any guaranty or obligation to Purchaser beyond that stated in such Validity Guaranty.

SELLER WAIVES ANY REQUIREMENT THAT PURCHASER INFORM SELLER BY AFFIRMATIVE ACT OR OTHERWISE OF ANY ACCELERATION OF SELLER’S OBLIGATIONS HEREUNDER. FURTHER, PURCHASER’S FAILURE TO CHARGE OR ACCRUE INTEREST OR FEES AT ANY “DEFAULT” OR “PAST DUE” RATE SHALL NOT BE DEEMED A WAIVER BY PURCHASER OF ITS CLAIM THERETO.

11. TERM, REINSTATEMENT & MINIMUM AMOUNT.

a. Term of Agreement. This Agreement shall commence as of the date hereof and shall continue in force and effect for an initial term of twelve (12) months from the first day of the month following the date of the first Purchased Account is purchased (“Initial Term”). Unless terminated by Seller by providing notice to Purchaser in the manner required by Paragraph 15 not less than thirty (30) but not more than ninety (90) days before the end of the Initial Term, this Agreement shall automatically extend for an additional twelve (12) months (“Renewal Term”). Seller shall be required to provide the same notice during any and all Renewal Terms as set forth in the preceding sentence in order to terminate this Agreement, and if no notice is provided, the Renewal Term shall extend for an additional twelve (12) month period. All Renewal Terms and the Initial Term are collectively referred to as the “Term.” In no event shall the Term expire prior to all of Seller’s obligations to Purchaser under this Agreement being satisfied, and the Term will be extended until such time.

b. Reinstatement. Notwithstanding any termination of this Agreement, Seller hereby agrees that to the extent Purchaser receives any payment(s) from Seller on account of Seller’s obligation to Purchaser hereunder, and such payment(s) are subsequently invalidated, declared to be preferential and/or required to be restored, returned or repaid to a trustee, receiver, or any other party upon any bankruptcy, insolvency, dissolution or liquidation of Seller, then to the extent of such invalidated payment(s), that portion of Seller’s obligation hereunder intended to be satisfied thereby shall be deemed revived as if such payments(s) had not been received by Purchaser and all Purchaser’s rights and remedies under this Agreement, including – but not limited to – those contained Paragraphs 8 and 10, shall be and remain applicable and in full force and effect.

c. Minimum Amount. Seller agrees that if Purchaser has not purchased Accounts in an annual period during any Initial and Renewal Term hereof which exceed $2,000,000.00 per calendar year (“Minimum Amount”), Seller agrees to pay to Purchaser, on demand, an additional amount equal to what the Charges provided for elsewhere herein would have been on said Minimum Amount assuming the number of days from the date of purchase of said Minimum Amount until receipt of payment of said Minimum Amount is thirty one (31) days (not to exceed $70,000), less the actual Charges paid by Seller to Purchaser during said period.

d. Early Termination Fee. Should this Agreement be terminated by the Seller for any reason whatsoever, prior to the expiration of the Term, Seller shall pay the Purchaser an early termination fee equal to fifty percent (50%) of the amount of the charges and one hundred percent (100%) of other accruals provided for under this Agreement, multiplied by the Minimum Amount, calculated for the period of time that remains on the Term, not to exceed $35,000 (“Termination Fee”).

12. EXCLUSIVE RELATIONSHIP & RIGHT OF FIRST REFUSAL. During the Term period as set forth in Paragraph 11, the Seller acknowledges and agrees that Purchaser has the exclusive right to purchase Accounts from the Seller. In addition, Seller will provide notice to Purchaser as required under Paragraph 15 within ten (10) days of any legal and/or corporate changes in the Seller’s, including – but not limited to – the formation of a legal entity, change in a legal structure of the Seller, change in location of the Seller, change in driver’s license name, state or expiration of any Seller or Guarantor or the existence of any person or entity performing related or competing work or services that is either an affiliate or related party to the Seller as described in this Paragraph. The Seller acknowledges and agrees that this exclusive relationship and offer of first refusal to purchase Accounts is material and significant consideration for the Purchaser to enter into this Agreement.

13. NO NOTICE OF ASSIGNMENT, HYPOTHECATION, PLEDGE, ETC. BY PURCHASER. The parties to this Agreement agree and acknowledge that the Purchaser may assign, transfer, convey, hypothecate or pledge any or all of its Purchased Accounts, security interests or other rights and/or obligations under this Agreement and any related agreements and documents to any person, including – but not limited to – any person or entity affiliated with the Purchaser or another creditor, without the prior written consent of and without giving notice to the Seller. The Seller further acknowledges and agrees that any assignee, transferee and/or creditor will acquire and assume all interest and rights to payments, enforcement of obligations and claims, and will act in the stead of the Purchaser in every regard whatsoever with respect to all rights and claims under this Agreement and all related agreements and documents. The Seller expressly agrees to this Paragraph and acknowledges the validity of any future assignment, transfer, hypothecation or pledge without the prior written consent of and without giving notice to the Seller, and agrees that any assignment, transfer, hypothecation or pledge by the Purchaser will not be asserted as the basis for any defense or claim against the Purchaser, transferee, assignee and/or creditor.

14. ACCOUNT DISPUTES. Seller shall notify Purchaser promptly of and, if requested by Purchaser, will settle all disputes concerning any Purchased Account with Purchaser’s prior approval, at Seller’s sole cost and expense. Purchaser may, but is not required to, attempt to settle, compromise, or litigate (collectively, “Resolve”) the dispute upon such terms as Purchaser in its sole discretion deem advisable, for Seller’s account and risk and at Seller’s sole expense, and Seller agrees to cooperate with Purchaser and do any action necessary to assist with a Resolve. Upon the occurrence of an Event of Default, Purchaser may resolve such issues with respect to any Account of Seller.

15. NOTICES. Notices required or permitted hereunder shall be in writing and shall be given by personal delivery, facsimile or certified or registered mail, postage prepaid, to the parties at their address hereinabove set forth. Such notices shall be deemed given when delivered or mailed as aforesaid. Either party shall have the right to change its address by notice as herein provided. Seller is required to provide notice to Purchaser within ten (10) business days of any change in driver’s license name, state or expiration of any Seller or Guarantor.

16. GOVERNING LAW, VENUE & ATTORNEYS’ FEES. This Agreement shall be interpreted, construed, and governed by and under the laws of the State of South Carolina, without regard to conflicts of law rules principles (whether of the State of South Carolina or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of South Carolina. In the event that any dispute whatsoever arises between the Parties in relation to or in any way in connection with this Agreement (a “Dispute”), the Dispute shall be brought exclusively in courts of competent jurisdiction in the State of South Carolina, County of Charleston, and the Parties irrevocably consent to the exclusive jurisdiction of the state and federal courts located in Charleston, South Carolina waiving any argument as to form non-conviens; provided however, the Purchaser may seek injunctive relief, a receivership or other equitable relief in another jurisdiction that is deems more appropriate in the Purchaser’s sole discretion. Seller shall be liable for all attorney’s fees and all other costs and expenses incurred by Purchaser related to this Agreement and the Factoring Documents.

17. WAIVER OF TRIAL BY JURY. IN RECOGNITION OF THE HIGHER COSTS AND DELAY WHICH MAY RESULT FROM A JURY TRIAL AND, TO THE EXTENT PERMITTED BY LAW, THE PARTIES HERETO WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING HEREUNDER, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY FURTHER WAIVES ANY RIGHT TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Seller Acknowledgment:

18. BANKRUPTCY WAIVER; CONSENT TO FILING. The Seller shall first receive the written approval and authorization of Purchaser prior to the commencement of any proceeding under any federal, state, or other law relating to bankruptcy, receivership, insolvency, or other debtor relief laws initiated by or against the Seller, whether voluntary or involuntary (“Insolvency Proceeding”), and should the written consent of Purchaser not be received prior to the commencement of an Insolvency Proceeding, the Seller shall consent to and/or join any filing made or position asserted by Purchaser to dismiss such Insolvency Proceeding based on the Seller’s failure to receive Purchaser’s written consent as required by this Agreement or any accompanying resolution. For the avoidance of doubt, Seller desires that this be an absolute condition precedent, and the Seller irrevocably waives, releases, and forfeits any objection, opposition, or other legal right it may have whatsoever to any filing made or position asserted by Purchaser based on this Agreement or any accompanying resolution. As such, the Seller shall not attempt to repudiate this contractual provision by any corporate action, file any pleading or other document in connection with an Insolvency Proceeding inconsistent with the provisions of this Agreement. If Purchaser wishes, in its sole discretion, to provide financial accommodations in connection with an Insolvency Proceeding, whether as a debtor in possession lender or otherwise, the Purchaser shall consent to and/or join any filing made or position asserted by Purchaser to provide such financing, and the Seller irrevocably waives, releases, and forfeits any objection, opposition, or other legal right it may have whatsoever to Purchaser to providing financing in connection with an Insolvency Proceeding.

19. ASSIGNMENT BY PURCHASER. Purchaser, without notice to Seller, may assign and /or pledge all of Purchaser’s rights hereunder to Purchaser’s lender and/or insurance carrier (“Assignee”). Seller hereby consents to any such assignment and agrees that in such event, upon request of Assignee, it will render all acts, performance and payment directly to Assignee, and that said Assignee shall have all of Purchaser’s rights here under but none of Purchaser’s obligations.

20. NO WAIVER. Waiver by Purchaser of any breach or default of this Agreement or of any warranty, representation, covenant, obligation or guaranty herein shall not be construed as waiver of any subsequent breach or default. Failure by Purchaser to exercise any right or remedy hereunder shall not operate as a waiver of any subsequent breach or default. All rights and remedies are cumulative and not alternative. This Agreement contains the entire agreement of the parties and may not be modified except by a written agreement executed by Seller and Purchaser.

21. SEVERABILITY. If any provision of this Agreement is held or found to be illegal, invalid or unenforceable by any statute, regulation, rule, order or decree of any governmental authority, court, agency or exchange, such invalid provision shall be deemed deleted here from, and the parties acknowledge and agree that any governmental authority, court, agency or exchange shall revise such provision to the minimum extent necessary to cure such violation. All other provisions in this Agreement shall nevertheless continue to be binding on the parties hereto and shall be of full force and effect.

22. INSURANCE REQUIREMENTS. Seller will, at Sellers sole expense, during the Term or any renewal or extension thereof, carry in a standard company, for the protection of itself and Purchaser, comprehensive public liability insurance, including property damage, with limits of at least: bodily injury $1,000,000.00 each person, $2,000,000.00 each occurrence, and property damage $1,000,000.00 each occurrence. Such insurance policy shall name Purchaser as an additional insured and a loss payee for property damage, shall be deposited with a paid receipt with Purchaser. In addition, Purchaser may require, and Seller will agree to carry life insurance policies on its key personal in an amount not to exceed $250,000.00 per individual naming the Purchaser as the loss payee. The Seller agrees that none of the insurance policies required under this Paragraph shall not be canceled for any reason unless and until Purchaser is given fifteen (15) days’ prior notice in writing by the insurance company. If Seller shall not comply with this Paragraph, Purchaser may, at its option, cause insurance as aforesaid to be issued, and in such event, Seller agrees to pay the premium for such insurance promptly upon Purchaser’s demand or as a Charge.

23. FURTHER COOPERATION. The Parties agree to cooperate in good faith with one another in executing any amendments to this Agreement deemed necessary to confirm the intent of the Parties, including – but not limited to – correcting any clerical mistakes such as page numbers, typos, missing initials, etc., and each of the Parties agrees to execute and deliver such other and further instruments as may be necessary to implement fully the terms of this Agreement. The Parties further acknowledge and agree that the presence of clerical mistakes in the Agreement is not material and do not affect the enforceability of this Agreement.

24. AUTHORITY & ELECTRONIC SIGNATURES. All corporate action on the part of the Seller and its officers, directors and stockholders necessary for the authorization, execution and delivery of the Agreement, and the performance of all obligations of the Seller hereunder have been taken prior to the execution of this Agreement. When executed and delivered by the Seller, this Agreement shall constitute valid and legally binding obligation of the Seller, enforceable against the Seller in accordance with its terms. By executing this Agreement, the Parties agree that the use of any electronic signatures is the legally binding equivalent of a handwritten signature and has the same validity and binding effect of a handwritten signature. The Seller further agrees that it will not, at any time, repudiate the validity of this Agreement or argue that its electronic signature is not legally binding. Seller will also not object to the admissibility of this Agreement in the form of an electronic record, the admissibility of a paper copy of an electronic version of the Agreement, or a paper copy of the Agreement bearing an electronic signature on the grounds that it is an electronic record or has an electronic signature that is not an original or not in its original form.

25. REPORTING REQUIREMENTS. The Seller agrees to provide to the Purchaser monthly Profit & Loss Statements, Balance Sheets, Accounts Receivable Aging Summaries, Accounts Payable Aging Summaries, proof of payment to the Internal Revenue Service or other state or local revenue agency in regards to any installment agreement, and proof of quarterly 941 deposits for the Seller. Seller agrees to provide annual tax returns and proof of tax payments to Purchaser as requested. Also, the Seller agrees to use its best efforts to provide the Purchaser with a Subordination Agreement with the Internal Revenue Service or other state or local revenue agency for their tax liabilities in the event that a tax liability is unsatisfied. Seller shall also provide unlimited online access to all financed accounts receivable data including AR aging and collection reports.

26. GENERAL CONSTRUCTION. Unless the context of this Agreement requires otherwise, references to the plural include the singular, the singular includes the plural, the part includes the whole, “including” is not limited and “or” has the inclusive meaning represented by the phrase “and/or”. This Agreement supersedes and replaces any and all previous agreements between the parties.

[THIS SPACE LEFT INTENTIONALLY BLANK]

[SIGNATURE PAGES TO FOLLOW]

Sysorex, Inc.

(the “Seller”)

(Seller Signature)

By:     Zaman Khan

Its:     Director, President & Chief Executive Officer

Sysorex, Inc.

(the “Seller”)

(Seller Signature)

By:     Vincent Loiacono

Its:     Chief Financial Officer

[Purchaser Acknowledgement Signature Page - SouthStar Non-Recourse Factoring Agreement]

Sysorex Government Services, Inc.

(the “Seller”)

(Seller Signature)

By:     Zaman Khan

Its:     Chief Executive Officer & Authorized Representative

Sysorex Government Services, Inc.

(the “Seller”)

(Seller Signature)

By:      Vincent Loiacono

Its:      Chief Financial Officer & Authorized Representative

[Purchaser Acknowledgement Signature Page - SouthStar Non-Recourse Factoring Agreement]

SEEN & ACKNOWLEDGED:

SOUTHSTAR FINACIAL, LLC.

(the “Purchaser”)

By: Susan E. Linney

Its: Chief Operating Officer

Date: _________________

[Purchaser Ackn owledgement Signature Page - SouthStar Non-Recousre Factoring Agreement]

EXHIBIT A

(Description of Collateral)

ALL DEBTOR’S ASSETS, NOW OWNED OR HEREAFTER ACQUIRED, INCLUDING, WITHOUT LIMITATION, ALL OF DEBTOR’S PRESENTLY OWNED AND HEREAFTER ACQUIRED PERSONAL AND FIXTURE PROPERTY WHEREVER LOCATED, INCLUDING, WITHOUT LIMITATION, ALL ACCOUNTS, GOODS, CHATTEL PAPER, INVENTORY, EQUIPMENT, INSTRUMENTS, INVESTMENT PROPERTY, DOCUMENTS, DEPOSIT ACCOUNTS, COMMERCIAL TORT CLAIMS, LETTERS-OF-CREDIT RIGHTS, GENERAL INTANGIBLES INCLUDING PAYMENT INTANGIBLES, PATENTS, SOFTWARE, TRADEMARKS, TRADENAMES, CUSTOMER LISTS, SUPPORTING OBLIGATIONS, AND ALL PROCEEDS AND PRODUCTS OF ALL THE FOREGOING, INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS, LOCK BOX CONTENTS, AND PROCEEDS (THE “COLLATERAL”). THE COLLATERAL SPECIFICALLY INCLUDES, WITHOUT LIMITATION, DEBTOR’S RIGHTS TO ANY AND ALL RETURNED AND/OR REPOSSESSED PERSONAL PROPERTY FROM ACCOUNT DEBTORS AND ALSO SHALL INCLUDE ALL RIGHTS OF REPLEVIN, RECLAMATION, STOPPAGE IN TRANSIT, AND ALL RIGHTS AS A SELLER OF GOODS.

THIS SERVES AS NOTICE THAT PURSUANT TO AN AGREEMENT BETWEEN DEBTOR AND SECURED PARTY, DEBTOR AGREED NOT TO GRANT A SECURITY INTEREST IN ANY OF THE ABOVE COLLATERAL TO ANY OTHER PERSON WITHOUT THE EXPRESS WRITTEN PERMISSION OF SECURED PARTY OR PERMIT THE REPAYMENT OF ANY OBLIGATION TO ANOTHER PERSON THROUGH THE DEBITING OF A DEPOSIT ACCOUNT OR OTHER ACCOUNT. ACCORDINGLY, THE ACCEPTANCE OF ANY SECURITY INTEREST BY ANYONE OTHER THAN THE SECURED PARTY OR THE DEBITING OF DEBTOR’S ACCOUNTS IS LIKELY TO CONSTITUTE TORTIOUS INTERFERENCE WITH SECURED PARTY RIGHTS, TORTIOUS INTERFERENCE OF CONTRACT, OR COLLUSION.

IN THE EVENT THAT ANY ENTITY IS GRANTED A SECURITY INTEREST IN DEBTOR’S ACCOUNTS, CHATTEL PAPER, OR GENERAL INTANGIBLES CONTRARY TO THE ABOVE, SECURED PARTY ASSERTS A CLAIM TO THOSE ACCOUNTS, CHATTEL PAPER, GENERAL INTANGIBLES, AND/OR ANY PROCEEDS THEREOF RECEIVED BY SUCH ENTITY.

[Exhibit A - Description of Collateral - SouthStar Non-Recourse Factoring Agreement]

EXHIBIT B

(Additional of Collateral)

None.

[Exhibit B - Additional Collateral - SouthStar Non-Recourse Factoring Agreement]

PURCHASE MONEY FINANCING ADDENDUM FOR

PURCHASE ORDER UNDER THE FACTORING AGREEMENT

This PURCHASE MONEY FINANCING ADDENDUM (“Addendum”) is dated as of this 11th day of June, 2020 between Sysorex, Inx., a Nevada corporation, and Sysorex Government Services, Inc., a Virginia corporation, (collectively, the “Seller” or “Debtor”) and SouthStar Financial, LLC, its affiliates, successors and/or assigns, a South Carolina limited liability company (the “Purchaser” or “Secured Party”).

RECITALS

WHEREAS, Debtor and Secured Party are parties to a Non-Recourse Factoring and Security Agreement dated 06/11/2020 pursuant to which Secured Party purchases accounts from Debtor, and the Secured Party is referred to as the “Purchaser” and the Debtor is referred to as the “Seller” (the “Factoring Agreement”), which is incorporated herein by reference;

WHEREAS, Debtor may, from time to time, request financing hereunder from Secured Party to enable Debtor to acquire goods from Suppliers for resale to Buyers which have provided to Debtor purchase orders or other confirmation;

WHEREAS, in connection therewith, Debtor may request that Secured Party either (1) cause Issuer to issue Letters of Credit to Suppliers, or (2) tender payments directly to Suppliers for goods, in accordance with the terms and conditions herein; and

NOW, THEREFORE, in consideration of the obligations and promises set forth herein, and intending to be legally bound hereby, the Parties hereby agree as follows:

AGREEMENT

1) Certain Definitions and Index to Definitions. Unless otherwise defined herein, any capitalized terms used herein shall have the meanings ascribed in the Factoring Agreement. All terms used herein that are defined in the Uniform Commercial Code shall have the meanings ascribed thereto therein. As used herein, the following terms shall have the following meanings:

a) “Account Management Fee”– The fee for the setup, management, monitoring and collection of the Purchase Money Accommodation for administration of the Addendum, and shall be zero and 50/100 percentage (0.50%) of each Advance, plus any attorneys’ fees or costs related to the Advance.

b) “Additional Advance” – Each advance, distribution or remittance which is paid by Secured Party on behalf of or to Debtor, unless such advance, distribution or remittance is, or is included in a Letter of Credit Advance or a Purchase Money Advance; Additional Advances include, but are not limited to, funds for operations, banking fees, inspection fees, customs costs and shipping fees.

c) “Advance” – A Letter of Credit Advance, Purchase Money Advance or Additional Advance.

d) “Buyer” - A customer of Debtor, acceptable to Secured Party in its sole discretion, which Debtor has agreed to sell Pre-Sold Goods that would create an account under the Factoring Agreement.

e) “Due Date” – The earliest of:

i) Sixty (60) days from the date of an Advance; or

ii) The date on which the Subject Account arising out of the sale of Pre-Sold Goods is purchased by the Secured Party.

f) “Eligible Purchase Order” – A binding purchase order issued by a Buyer to the Debtor which specifies the terms, description of the Pre-Sold Goods, quantity, and price of such order.

g) “Factoring Agreement” – As set forth in the first WHEREAS clause.

h) “Factoring Charges” – The all amounts chargeable as set forth in Section 3 of the Factoring Agreement.

i) “Factory Purchase Order” – A written purchase order for the Pre- Sold Goods issued by the Debtor to the Supplier and specifying the terms, description of the goods, quantity, and price of such factory order.

j) “Financed Transaction” – A transaction whereby Secured Party, upon the Debtor’s request: (i) arranges for the issuance of a Letter of Credit; or (ii) makes a Purchase Money Advance.

k) “Financing Request Package” – Shall include the following:

  i) An Eligible Purchase Order;

ii) A Purchase Order Acknowledgement issued by the Debtor to the Buyer;

iii) A Factory Purchase Order issued by the Debtor to the Supplier;

iv)  A Pro-forma Invoice issued by a Supplier;

v) An itemization of all costs related to the Financed Transaction, including but not limited to the cost and sale price of the Pre- Sold Goods, shipping and insurance costs, and customs duties;

vi) Identification of any freight forwarder, shipping company, and instructions for delivery of the Pre-Sold Goods to the Buyer;

 vii) A fully executed Supplier Letter;

viii)“A fully executed Shipping Broker’s Agreement;

ix)“A fully executed Warehouse Agreement.

l)“Issuer” – The issuer of a Letter of Credit.

m)“Letter of Credit” – A letter of credit issued in favor of a Supplier.

i)“To enable Debtor to acquire Pre-Sold Goods;

ii)“In a form acceptable to Secured Party;

iii) Requiring inter alia, as a condition of draw by the Supplier, that the Supplier present an inspection certificate by the Debtor or an independent inspection service acceptable to Secured Party that the Pre- Sold Goods which are the subject of the Letter of Credit conform to an Eligible Purchase Order; and

iv) Requiring that the shipment of the Pre-Sold Goods be evidenced by a negotiable bill of lading negotiated to the order of the Secured Party, consigned to Secured Party or in another form acceptable to the Secured Party.

n) “Letter of Credit Advance” – Amounts paid by Secured Party on account of a Letter of Credit.

o) “Pre-Sold Goods” – All Goods, parts, components or other tangible property which is the subject of an Eligible Purchase Order.

p) “Pro-forma Invoice” – A written acknowledgement issued by a Supplier confirming receipt of a Factory Purchase Order and specifying the terms, description of the Pre-S old Goods, quantity, and price of such order;

q) “Purchase Money Advance” – A payment by Secured Party to a Supplier on account of the purchase price for Pre-Sold Goods. The Purchase Money Advance shall be up to one hundred percent (100%) of the Pro-Forma Invoice, not to exceed eighty percent (80%) of the Eligible Purchase Order.

r)“Purchase Money Accommodation” – either :

i) The face amount of a Letter of Credit that has not expired or been cancelled by the Issuer; or

ii) The amount of an Advance other than a Letter of Credit Advance.

s) “Purchase Money Fee” – The product of the Purchase Money Accommodation shall be charged a fee of zero and 90/100 percent (0.90%) for the first ten (10) day period plus zero and 90/100 percent (0.90%) for each additional ten (10) day period of part thereof, calculated from the date of the funding until such payment is received. The Purchase Money Fee shall be calculated by discounting the Pro-Forma Invoice, assuming the Pro-Forma Invoice has an advance rate of eighty percent (80%). When the Pro-Forma Invoice does not equal eighty percent (80%) of the Eligible Purchase Order, the fee will be charged based on a pro-rated amount that results in the Pro-Forma Invoice equating an Advance of eighty percent (80%). For internal calculation purposes, the Eligible Purchase Order amount may be adjusted upwards or downwards to arrive at the necessary amount.

t) “Purchase Order Acknowledgement” – A written acknowledgement issued by the Debtor to the Buyer confirming the receipt by the Debtor of an Eligible Purchase Order, specifying the terms, description of the Pre-Sold Goods, quantity, and price of such order, confirming that Debtor has performed an in-person inspection of the Pre-Sold Goods and that they will be accepted by the Buyer.

u) “Reserve Account” – The account between Debtor and Secured Party maintained by Secured Party under the Factoring Agreement.

v) “Subject Account” – An Account created by the sale of the goods or services by the Debtor to a Buyer which are the subject of an Eligible Purchase Order, owing by the issuer of an Eligible Purchase Order.

w) “Supplier” – A supplier, acceptable to Secured Party in its sole discretion, who has agreed to sell the Pre-Sold Goods or certain parts or components of the Pre-Sold Goods which are the subject of a Financed Transaction.

x) “Supplier Letter” – A letter from Supplier, with all required information supplied, in the form attached hereto as Exhibit 1.

y) “Warehouse” – Segregated warehouse space in which Debtor agrees to maintain the Pre-Sold Goods, at a location specified by Secured Party.

z) “Warehouse Agreement” – An agreement among a warehouse, Debtor and Secured Party, in form acceptable to Secured Party, acknowledging Secured Party’s security interest in the Pre-Sold Goods and providing among other things that such Pre-Sold Goods shall not be released by the warehouse without Secured Party’s prior written consent.

2) Incorporation into Factoring Agreement. This Addendum shall be deemed a part of the Factoring Agreement, the provisions of which are incorporated herein by reference, including – but not limited to – all default and cross-default provisions, default fees and rates, remedies and other obligations.

3) Letters of Credit. Subject to the terms and conditions of this Agreement and the Factoring Agreement:

a) Issuance of Letters of Credit. Secured Party may, from time to time, in its sole discretion and at Debtor's request, cause the issuance of Letters of Credit in an amount determined by Secured Party.

b) Request for Issuance. Each request by Debtor for the issuance of Letter of Credit shall be accompanied by a Financing Request Package unless waived by Secured Party.

c) Cancelation of Letters of Credit. Debtor may, from time to time, request that Secured Party cause one or more Letters of Credit to be cancelled provided that no draws thereunder remain outstanding. In such event, Secured Party will request such cancellation by Issuer provided however that no Letter of Credit shall be deemed cancelled until it is cancelled by Issuer.

4)“Purchase Money Advances.

a) Secured Party may, from time to time, in its sole discretion and at Debtor’s request, make a Purchase Money Advance.

b) Each request by Debtor for a Purchase Money Advance shall be accompanied by a Financing Request Package unless waived by Secured Party.

5)“Reimbursement for Advances.

a) Debtor shall reimburse Secured Party for all Advances on or before the Due Date. Such reimbursement may be made out of funds available to Debtor under the Factoring Agreement as determined solely by the Secured Party.

b) Secured Party may charge Debtor’s Reserve Account with any past due amounts hereunder.

c) Secured Party shall have no duty to inquire into the propriety of any request by an Issuer for payment by Secured Party, and all such payments by Secured Party shall conclusively establish Debtor’s reimbursement obligations hereunder.

d) To secure Debtor’s obligations hereunder, Secured Party may charge the Reserve Account with undrawn amount of any Letters of Credit.

6) Security Interest. As collateral securing the Obligations, Debtor grants to Secured Party a purchase money security interest and a continuing first priority security interest in the Collateral. For purposes of this Agreement, “Collateral” is defined in Section 8 of the Factoring Agreement, and also includes – but is not limited to – the Eligible Purchase Order, Factory Purchase Order, the Pre-sold Goods, and any Subject Account.

7) Sales of Accounts to Secured Party. Debtor agrees to sell to Secured Party any and all Accounts arising out of the sale of Pre-Sold Goods which are the subject of a Financed Transaction, and such sales price shall be reduced by the amount of the Advance, plus any additional charges, accruals or other additions due and owing under this Addendum or the Factoring Agreement. In the event that Debtor fails to so sell any Account, in addition to any other remedy, Secured Party may charge to Debtor such fees as would have been chargeable in accordance with the Factoring Agreement if Debtor had sold such Account to Secured Party.

8)“Authorization to Secured Party.

a) Debtor irrevocably authorizes Secured Party at Debtor's expense, to exercise at any time any of the following powers until all of the Obligations have been paid in full:

i) Receive, take, endorse, assign, deliver, accept and deposit, in the name of Secured Party or Debtor, proceeds of any Collateral;

ii) Notify any obligor obligated with respect to any Account, that all the Debtor’s present and future Accounts have been assigned to Secured Party by Debtor and that payment thereof is to be made to the order of and directly and solely to Secured Party;

iii) Communicate directly with Debtor’s Payors to verify the amount and validity of any Account created by Debtor;

iv)“File any initial financing statements and amendments thereto that:

(1) Indicate the collateral as all assets of the Debtor or words of similar effect, regardless of whether any particular asset comprised in the collateral falls within the scope of Article 9 of the UCC, or as being of an equal or lesser scope or with greater detail;

(2) Contain any other information required by Part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Debtor is an organization, the type of organization, and any organization identification number issued to the Debtor and, (ii) in the case of a financing statement filed as a fixture filing or indicating collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the collateral relates.

v)“Establish a Reserve Account.

9)“Fees. Debtor shall pay the total of:

a) The Account Management Fee immediately upon its accrual on the date of each Advance; and

b)“The Purchase Money Fee at the Due Date; and

c) Should the Debtor default under this Addendum, the default fees, rates and all other fees and costs set forth in Section 9 of the Factoring Agreement.

10) Reports of Cancelled Purchase Orders. Debtor shall immediately advise Secured Party if and when an Eligible Purchase Order or Factory Purchase Order has been cancelled or attempted to have been cancelled against which a Letter of Credit has been issued or other Advance made.

11)“Indemnification.

a) Debtor unconditionally indemnifies Secured Party and holds Secured Party harmless from any and all loss, claim or liability incurred by Secured Party arising from this Addendum, any transactions or occurrences relating to Letters of Credit established or opened for Debtor’s account, any other Advance, the Collateral relating thereto and any drafts or acceptances thereunder, and all obligations whatsoever thereunder, including any such loss or claim due to any errors, omissions, negligence, misconduct or action taken by any Issuer or the Debtor. This indemnity shall survive termination of this Agreement. Debtor agrees that any charges incurred by Secured Party for Debtor’s account either by the Issuer or the Secured Party shall be stated and conclusive on Debtor and may be an addition to an Advance.

b) Secured Party shall not be responsible, and is the sole responsibility of Debtor, for: (a) the existence, character, quality, quantity, condition, packing, value or delivery of the goods purporting to be represented by any documents;

(b) any difference or variation in the character, quality, quantity, condition, packing, value or delivery of the goods from that expressed in the documents; (c) the validity, sufficiency or genuineness of any documents presented in connection with the drawing under the Letter of Credit, any other Advance or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (d) the time, place, manner or order in which shipment is made; partial or incomplete shipment, or failure or omission to ship any or all of the goods referred to in the Letters of Credit or documents related to an Advance; (e) any deviation from instructions given by the applicant to the Issuer in connection with the Letter of Credit; (f) delay, default, or fraud by the shipper and/or anyone else in connection with the goods or the shipping thereof; or (g) any breach of contract between the Buyer, Supplier, Warehouse, and any other shipper or vendors, and the Debtor. The Parties agree that nothing in this Addendum is to impose any obligation or liability on the Secured Party for the conditions set forth above.

c) Debtor agrees that any action taken by Secured Party, if taken in good faith, or any action taken by any Issuer, under or in connection with the Letters of Credit, or the drafts or acceptances, shall be binding on Debtor and shall not result in any liability whatsoever of Secured Party to Debtor. In furtherance thereof, Secured Party shall have the full right and authority to: (a) resolve any questions of non-compliance of documents; (b) give any instructions as to acceptance or rejection of any documents or goods; (c) execute any and all steamship or airways guaranties (and applications therefore), indemnities or delivery orders; (d) grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances, or documents; and (e) agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Letters of Credit, drafts or acceptances, all in Secured Party’s sole name.

d) Debtor agrees that: (a) any necessary import, export or other licenses or certificates for the import or handling of the subject goods will have been promptly procured; (b) all foreign and domestic governmental laws and regulations in regard to the shipment and importation of the subject goods, or the financing thereof will have been promptly and fully complied with; and (c) any certificates in that regard that Secured Party may at any time request will be promptly furnished. In connection herewith, Debtor warrants and represents that all shipments made under any such Letters of Credit or other Advance are in accordance with the laws and regulations of the countries in which the shipments originate and terminate, and are not prohibited by any such laws and regulations. Debtor assumes all risk, liability and responsibility for, and agrees to pay and discharge, all present and future local, state, federal or foreign taxes, duties, or levies. Any embargo, restriction, laws, customs or regulations of any country, state, or other political subdivision, where the subject goods are or may be located, or wherein payments are to be made, or wherein drafts may be drawn, negotiated, accepted, or paid, shall be solely Debtor’s risk, liability and responsibility.

12) Insurance. Debtor shall maintain or cause to be maintained at all times, with financially sound and reputable insurers, property and casualty insurance with respect to the Pre-Sold Goods, inventory and other Collateral subject to an Advance naming the Secured Party. All such insurance policies shall be in such form, substance, amounts and coverage as set forth in Section 21 of the Factoring Agreement. Debtor shall deliver to Secured Party evidence of such insurance.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

Sysorex, Inc. (the “Seller”)

(Seller Signature)

By: Zaman Khan

Its: Director, President & Chief Executive Officer

Sysorex, Inc. (the “Seller”)

(Seller Signature)

By: Vincent Loiacono

Its: Chief Financial Officer

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

Sysorex Government Services, Inc.

(the “Seller”)

(Seller Signature)

By: Zaman Khan

Its: Chief Executive Officer & Authorized Representative

Sysorex Government Services, Inc.

(the “Seller”)

(Seller Signature)

By: Vincent Loiacono

Its: Chief Financial Officer & Authorized Representative

EXHIBIT 1

[insert date]

[insert name of supplier] [insert address of supplier]

Ladies and Gentlemen:

We provide financing to Client’s Name (“Debtor”)

We agree to pay $ [insert purchase price] (the “Purchase Price”) to you in payment for the products (the “Purchased Goods”) described in purchase order # [insert purchase order number] (the “Purchase Order”) issued to you by the Debtor, a copy of which is attached hereto.

Upon receipt of the Purchase Price, you agree to ship all of the Purchased Goods on or before [insert shipping date not later than two business days after receipt of payment] (“Final Shipping Date”) to the “Ship To” address set forth in the Purchase Order via the shipping method set forth in the Purchase Order, fully insured by you.

If all of the Purchased Goods are not shipped in accordance with this letter agreement, you will repay the entire Purchase Price to us by wire transfer within three days of the Final Shipping Date. You will also repay to us, upon demand and by wire transfer, any portion of the Purchase Price which relate to goods shipped by you hereunder which are not free from all defects in materials, manufacturing, and design or which do not otherwise conform with the specifications listed on the Purchase Order. You agree not to apply the Purchase Price to any other transaction or debt other than the Purchase Order.

In the event that either of us find it necessary to retain counsel in connection with this letter agreement, the prevailing party shall recover its reasonable attorney’s fees and expenses from the unsuccessful party.

Please have an authorized representative acknowledge your acceptance of this letter agreement. The signature of the Debtor hereto shall evidence its request that we pay the Purchase Price to you and to charge its account with us for the payment.

Sincerely yours,

SouthStar Financial, LLC
By:
Susan E. Linney
Chief Operating Officer

ACKNOWLEDGED:

Client’s Name

Signature:

By:

Its:

ACCEPTED AND AGREED TO:

[insert name of supplier]

By:

Printed Name:

Title:

OFFICER’S CERTIFICATE

We, Nadir Ali, Douglas Cole and Zaman Khan, Directors of Sysorex, Inc. (the “Company”), and, as such, duly authorized officers of the Company, DO HEREBY CERTIFY, in our official capacity and not individually, that:

1. This Certificate is furnished in connection with that certain Non-Recourse Factoring Agreement, Confession of Judgment and all ancillary documents, instruments and agreements, (the “Transaction Documents”), each as may be amended, restated, supplemented, renewed, replaced or otherwise modified from time to time.

2. Each of the persons named below is the duly elected, qualified and acting officer of the Company, holding the office set opposite his/her name, and the signature set opposite his/her name is his/her genuine signature.

NAME	OFFICE/TITLE	SIGNATURE

Nadir Ali	Director

Douglas Cole	Director

Zaman Khan	Director, President
& Chief Executive Officer

Vincent Loiacono	Chief Financial Officer

3. In our capacity as Directors of the Company, we hereby certify, as required by the Non-Recourse Factoring Agreement, Confession of Judgment and all ancillary documents, instruments and agreements that the representations and warranties given by the Company in the Transaction Documents are true and correct in all respects as of the date hereof, and that the Company has performed and complied with all material covenants, agreements, obligations and conditions contained in the Transaction Documents that are required to be performed or complied with by the Company on or before the date hereof.

4. Attached hereto as Exhibit A is a true and correct copy of the Articles of Organization of the Company filed with the Secretary of State of Nevada, together with any amendments thereto adopted through the date hereof, certified by the Secretary of State of Nevada, as of the most recent practicable date, and such Articles of Organization (i) has not been amended, altered or modified (except as set forth therein), (ii) is in full force and effect on and as of the date of this Certificate, and (iii) no proceeding or other action has been taken for the amendment of the Certificate of Incorporation of the Company and no proceeding or other action has been taken for the liquidation or dissolution of the Company and no such proceeding or action is pending.

5. Attached hereto as Exhibit B is a true and correct copy of the Operating Agreement/By-Laws of the Company and such Operating Agreement/By-Laws (i) has not been amended, altered or modified (except as set forth therein) and (ii) is in full force and effect on and as of the date of this Certificate.

6. Attached hereto as Exhibit C is a true and correct copy of resolutions adopted by the members and managers of the Company, approving the Transaction Documents and the transactions contemplated thereunder, which resolutions are in full force and effect on the date hereof and have not been amended, modified, supplemented or revoked.

7.“Attached hereto as Exhibit D is a true and correct copy of the Certificate of Good Standing of the Company duly certified by the State of Nevada, on 06/11/2020, which Certificate of Good Standing is in full force and effect on the date hereof and has not been revoked.

IN WITNESS WHEREOF, I have hereunto set my hand as of 06/11/2020 .

(Signature)
By: Nadir Ali
Its: Director

(Signature)
By: Douglas Cole
Its: Director

(Signature)
By: Zaman Khan
Its: Director, President
& Chief Executive Officer

Exhibit A to

Officer’s Certificate

Articles of Organization

[Attached]

Exhibit B to

Officer’s Certificate

Operating Agreement/By-Laws

[Attached]

Exhibit C to

Officer’s Certificate

Authorizing Resolutions

[Attached]

Exhibit D to

Officer’s Certificate

Certificate of Good Standing

 [Attached]

CERTIFICATE OF RESOLUTION

AUTHORIZING SALE AND ASSIGNMENT OF ACCOUNTS

BY

Sysorex, Inc. (“The Company”)

WHEREAS, the Company is a corporation organized and existing under the laws of the State of Nevada, and the shareholders, officers, and/or Directors of the Company’s Board of Directors executing this resolution below reflect all of the necessary shareholders, officers, and/or Directors of the Board of Directors of the Company required to vote and approve all transactions with respect to the operations and actions of the Company; and

WHEREAS, the Company and its shareholders, officers, and Directors of the Company’s Board of Directors have reviewed and contemplated the terms and conditions of the Non-Recourse Factoring Agreement, Confession of Judgment, and other related transaction documents dated 06/11/2020 by and between SouthStar Financial, LLC and Sysorex, Inc., a Nevada corporation (the “Factoring Documents”) for purposes of entering into a factoring arrangement wherein SouthStar Financial, LLC agrees to extend certain capital to Company Legal Namefor purposes of assisting in the operation of its Company’s business in return for being granted a security interest in the accounts receivables and other assets of the Company, and have determined that it is advisable and in the best interest of the Company to enter into and execute the Factoring Documents; and

WHEREAS, the Company and its shareholders, officers, and/or Directors of the Company’s Board of Directors have reviewed and contemplated the terms and conditions of the Factoring Documents, and understands that by virtue of the financing arrangement it is necessary that the Company grant SouthStar Financial, LLC an Irrevocable Power of Attorney and appoint SouthStar Financial, LLC, its special attorney in fact, or agent, with power to perform certain actions as enumerated therein on behalf of the company in order to effectuate the agreements entered into in the Factoring Documents, and have determined that it is advisable and in the best interests of the Company to enter into and execute the Factoring Documents; and

WHEREAS, the shareholders, officers, and/or Directors of the Company’s Board of Directors and the Company have determined that it is advisable and in the best interests of the Company to enter into and execute the Factoring Documents, the granting of the Power of Attorney to SouthStar Financial, LLC, and all other documents necessary to effectuate the factoring arrangement and agreements between the parties; and

NOW THEREFORE IT IS HEREBY RESOLVED, that the Nonrecourse Factoring Agreement, Confession of Judgement, and other related documents (hereinafter “Factoring Documents”) dated 06/11/2020 between Sysorex, Inc., a Nevada corporation, hereinafter referred to as (“Company”) and SouthStar Financial, LLC, its affiliates, successors and/or assigns, as their interests may appear, hereinafter referred to as (“Buyer” or “Purchaser”) and all other agreements and documents connected therewith be, and the same hereby be, approved on the terms and conditions as forth therein:

IT IS FURTHER RESOLVED, that an Irrevocable Power of Attorney is hereby granted to SouthStar Financial, LLC or any person designated by SouthStar Financial, LLC, its special attorney in fact, or agent, with power to (a) receive, take, endorse, assign, deliver, accept and deposit, in the name of Purchaser or Seller, any and all cash, checks, commercial paper, drafts, remittances and other instruments and documents relating to the Collateral or the proceeds thereof, (b) take or bring, in the name of Purchaser or Seller, all steps, actions, suite or proceedings deemed by Purchaser necessary or desirable to effect collection of or other realization upon the accounts and other Collateral, (c) after an Event of Default, change the address for delivery of mail to Seller and to receive and open mail addressed to Seller, (d) after an Event of Default, extend the time of payment of, compromise or settle for cash, credit, return of merchandise, and upon any terms or conditions, any and all accounts or other Collateral which includes a monetary obligation and discharge or release any account debtor or other obligator, without affecting any of the Obligations, and (e) execute in the name of Seller and file against Seller in favor of Purchaser financing statements or amendments with respect to the Collateral, and (f) pay any sums necessary to discharge any lien or encumbrance which is senior to Purchaser’s security interest in the Collateral, which sums shall be included as obligations hereunder, and in connection with which sums the Late Charge shall be due and payable, and to (g) initiate electronic debit and/or credit entries through the ACH system to any of Seller’s accounts maintained with Depository or at any other financial institution;

IT IS FURTHER RESOLVED, that any shareholder, officer, or Directors of the Board of Directors, if any, of the Company whose name(s) is/are listed below is/are hereby authorized and directed to negotiate, agree upon, execute and deliver, from time to time, in the name of and behalf of the Company, such agreements, amendments, addendum, schedules of assignment, account transmittals, documents, instruments, certificates, financing statements, notices of further assurances, and to perform any and all such acts and things as may be required by SouthStar Financial, LLC, including but not limited to the authority to enter into a Factoring Agreement, in connection with said Factoring Documents or any other agreement or document connected therewith, in all respects and to implement the purposes set forth in these resolutions;

IT IS FURTHER RESOLVED, That the Company grants SouthStar Financial, LLC the authority to endorse its name to checks, drafts, and other instruments payable to the Company and to receive cash therefore from any and all Customers of the Company and to endorse checks and drafts payable to the undersigned for deposit to the account of SouthStar Financial, LLC or to any other account at any financial institution or bank which SouthStar Financial, LLC may designate, and to retain such deposited funds or draw checks against same as may be determined by SouthStar Financial, LLC;

IT IS FURTHER RESOLVED, That the undersigned agree that no revocation of this authorization shall be binding until all account(s) receivable and/or other obligations of the undersigned to SouthStar Financial, LLC are satisfied in full, and written notice of revocation thereof has been actually received by SouthStar Financial, LLC designated financial institution or bank, signed jointly by the undersigned and SouthStar Financial, LLC. Such revocation shall in all events be effective only for items received subsequent to such mutually executed notification. Any written revocation not signed jointly by the undersigned and SouthStar Financial, LLC shall have no force and effect;

IT IS FURTHER RESOLVED, That the following named persons are authorized signatories for the Company, the signature of the undersigned shall be binding upon the Company, and the undersigned persons are authorized to execute the Factoring Documents in favor of SouthStar Financial, LLC:

NAME:	TITLE:	SIGNATURE:

Zaman Khan	Director, President,
& Chief Executive Officer

Vincent Loiacono	Chief Financial Officer

IT IS FURTHER RESOLVED, that these resolutions shall remain in full force and effect until written notice of their amendment or repeal shall be received by SouthStar Financial, LLC and until all indebtedness and obligations arising our of said Factoring Documents and all other agreements and documents connected therewith shall have been paid and satisfied in full;

IT IS FURTHER RESOLVED, that the Company shall first receive the written approval and authorization of Buyer prior to the commencement of any proceeding under any federal, state or other law relating to bankruptcy, receivership, insolvency or other debtor relief laws initiated by or against the Company, whether voluntary or involuntary (“Insolvency Proceeding”), and should the written consent of Buyer not be received prior to the commencement of an Insolvency Proceeding, the Company shall consent to and/or join any filing made or position asserted by Buyer to dismiss such Insolvency Proceeding based on the Company’s failure to receive Buyer’s written consent as required by this Resolution. For the avoidance of doubt, Company desires that this be an absolute condition precedent, and the Company irrevocably waives, releases and forfeits any objection, opposition or other legal right it may have whatsoever to any filing made or position asserted by Buyer based on this Resolution. As such, the Company shall not file any pleading or other document in connection with an Insolvency Proceeding inconsistent with the provisions of this Resolution;

IT IS FURTHER RESOLVED, The undersigned, the duly constituted shareholders, officers, and/or Directors of the Board of Directors of the Company do hereby certify that the foregoing is a true and correct copy of the resolutions duly adopted at a meeting of the shareholders, officers, and/or Directors of the Board of Directors of the Company, duly called, noticed and held on 06/11/2020 which meeting there was at all times present and acting a quorum of the members of said constituting board, that said resolutions are in full force and effect; and that the following is true and correct list of the present shareholders, officers, and/or Directors of the Board of Directors of the Company;

IT IS FURTHER RESOLVED, We further certify that the foregoing resolutions are within the Power of the directors, shareholders, or officers to pass as provided by the bylaws, operating agreement, regulations, or partnership agreement of this company;

IT IS FURTHER RESOLVED, We further certify that the members of this company hereunder set forth have been duly elected, and as of the date hereof, hold the offices specified and that the signatures set forth beside each name are true and valid;

Sysorex, Inc.
(“The Company”)

By:	Nadir Ali
Its:	Director

Sysorex, Inc.
(“The Company”)

By:	Douglas Cole
Its:	Director

Sysorex, Inc.
(“The Company”)

By:	Zaman Khan
Its:	Director, President & Chief Executive Officer

Sysorex, Inc.
(“The Company”)

By:	Vincent Loiacono
Its:	Chief Financial Officer

CERTIFICATE OF RESOLUTION

AUTHORIZING SALE AND ASSIGNMENT OF ACCOUNTS

BY

Sysorex Government Services, Inc. (“The Company”)

WHEREAS, the Company is a corporation organized and existing under the laws of the State of Virginia, and the shareholders, officers, and/or Directors of the Company’s Board of Directors executing this resolution below reflect all of the necessary shareholders, officers, and/or Directors of the Board of Directors of the Company required to vote and approve all transactions with respect to the operations and actions of the Company; and

WHEREAS, the Company and its shareholders, officers, and Directors of the Company’s Board of Directors have reviewed and contemplated the terms and conditions of the Non-Recourse Factoring Agreement, Confession of Judgment, and other related transaction documents dated 06/11/2020 by and between SouthStar Financial, LLC and Sysorex Government Services, Inc., a Virginia corporation (the “Factoring Documents”) for purposes of entering into a factoring arrangement wherein SouthStar Financial, LLC agrees to extend certain capital to Company Legal Namefor purposes of assisting in the operation of its Company’s business in return for being granted a security interest in the accounts receivables and other assets of the Company, and have determined that it is advisable and in the best interest of the Company to enter into and execute the Factoring Documents; and

WHEREAS, the Company and its shareholders, officers, and/or Directors of the Company’s Board of Directors have reviewed and contemplated the terms and conditions of the Factoring Documents, and understands that by virtue of the financing arrangement it is necessary that the Company grant SouthStar Financial, LLC an Irrevocable Power of Attorney and appoint SouthStar Financial, LLC, its special attorney in fact, or agent, with power to perform certain actions as enumerated therein on behalf of the company in order to effectuate the agreements entered into in the Factoring Documents, and have determined that it is advisable and in the best interests of the Company to enter into and execute the Factoring Documents; and

WHEREAS, the shareholders, officers, and/or Directors of the Company’s Board of Directors and the Company have determined that it is advisable and in the best interests of the Company to enter into and execute the Factoring Documents, the granting of the Power of Attorney to SouthStar Financial, LLC, and all other documents necessary to effectuate the factoring arrangement and agreements between the parties; and

NOW THEREFORE IT IS HEREBY RESOLVED, that the Nonrecourse Factoring Agreement, Confession of Judgement, and other related documents (hereinafter “Factoring Documents”) dated 06/11/2020 between Sysorex Government Services, Inc., a Virginia corporation, hereinafter referred to as (“Company”) and SouthStar Financial, LLC, its affiliates, successors and/or assigns, as their interests may appear, hereinafter referred to as (“Buyer” or “Purchaser”) and all other agreements and documents connected therewith be, and the same hereby be, approved on the terms and conditions as forth therein:

IT IS FURTHER RESOLVED, that an Irrevocable Power of Attorney is hereby granted to SouthStar Financial, LLC or any person designated by SouthStar Financial, LLC, its special attorney in fact, or agent, with power to (a) receive, take, endorse, assign, deliver, accept and deposit, in the name of Purchaser or Seller, any and all cash, checks, commercial paper, drafts, remittances and other instruments and documents relating to the Collateral or the proceeds thereof, (b) take or bring, in the name of Purchaser or Seller, all steps, actions, suite or proceedings deemed by Purchaser necessary or desirable to effect collection of or other realization upon the accounts and other Collateral, (c) after an Event of Default, change the address for delivery of mail to Seller and to receive and open mail addressed to Seller, (d) after an Event of Default, extend the time of payment of, compromise or settle for cash, credit, return of merchandise, and upon any terms or conditions, any and all accounts or other Collateral which includes a monetary obligation and discharge or release any account debtor or other obligator, without affecting any of the Obligations, and (e) execute in the name of Seller and file against Seller in favor of Purchaser financing statements or amendments with respect to the Collateral, and (f) pay any sums necessary to discharge any lien or encumbrance which is senior to Purchaser’s security interest in the Collateral, which sums shall be included as obligations hereunder, and in connection with which sums the Late Charge shall be due and payable, and to (g) initiate electronic debit and/or credit entries through the ACH system to any of Seller’s accounts maintained with Depository or at any other financial institution;

IT IS FURTHER RESOLVED, that any shareholder, officer, or Directors of the Board of Directors, if any, of the Company whose name(s) is/are listed below is/are hereby authorized and directed to negotiate, agree upon, execute and deliver, from time to time, in the name of and behalf of the Company, such agreements, amendments, addendum, schedules of assignment, account transmittals, documents, instruments, certificates, financing statements, notices of further assurances, and to perform any and all such acts and things as may be required by SouthStar Financial, LLC, including but not limited to the authority to enter into a Factoring Agreement, in connection with said Factoring Documents or any other agreement or document connected therewith, in all respects and to implement the purposes set forth in these resolutions;

IT IS FURTHER RESOLVED, That the Company grants SouthStar Financial, LLC the authority to endorse its name to checks, drafts, and other instruments payable to the Company and to receive cash therefore from any and all Customers of the Company and to endorse checks and drafts payable to the undersigned for deposit to the account of SouthStar Financial, LLC or to any other account at any financial institution or bank which SouthStar Financial, LLC may designate, and to retain such deposited funds or draw checks against same as may be determined by SouthStar Financial, LLC;

IT IS FURTHER RESOLVED, That the undersigned agree that no revocation of this authorization shall be binding until all account(s) receivable and/or other obligations of the undersigned to SouthStar Financial, LLC are satisfied in full, and written notice of revocation thereof has been actually received by SouthStar Financial, LLC designated financial institution or bank, signed jointly by the undersigned and SouthStar Financial, LLC. Such revocation shall in all events be effective only for items received subsequent to such mutually executed notification. Any written revocation not signed jointly by the undersigned and SouthStar Financial, LLC shall have no force and effect;

IT IS FURTHER RESOLVED, That the following named persons are authorized signatories for the Company, the signature of the undersigned shall be binding upon the Company, and the undersigned persons are authorized to execute the Factoring Documents in favor of SouthStar Financial, LLC:

NAME:	TITLE:	SIGNATURE:

Zaman Khan	Chief Executive Officer
& Authorized Representative

Vincent Loiacono	Chief Financial Officer
& Authorized Representative

IT IS FURTHER RESOLVED, that these resolutions shall remain in full force and effect until written notice of their amendment or repeal shall be received by SouthStar Financial, LLC and until all indebtedness and obligations arising our of said Factoring Documents and all other agreements and documents connected therewith shall have been paid and satisfied in full;

IT IS FURTHER RESOLVED, that the Company shall first receive the written approval and authorization of Buyer prior to the commencement of any proceeding under any federal, state or other law relating to bankruptcy, receivership, insolvency or other debtor relief laws initiated by or against the Company, whether voluntary or involuntary (“Insolvency Proceeding”), and should the written consent of Buyer not be received prior to the commencement of an Insolvency Proceeding, the Company shall consent to and/or join any filing made or position asserted by Buyer to dismiss such Insolvency Proceeding based on the Company’s failure to receive Buyer’s written consent as required by this Resolution. For the avoidance of doubt, Company desires that this be an absolute condition precedent, and the Company irrevocably waives, releases and forfeits any objection, opposition or other legal right it may have whatsoever to any filing made or position asserted by Buyer based on this Resolution. As such, the Company shall not file any pleading or other document in connection with an Insolvency Proceeding inconsistent with the provisions of this Resolution;

IT IS FURTHER RESOLVED, The undersigned, the duly constituted shareholders, officers, and/or Directors of the Board of Directors of the Company do hereby certify that the foregoing is a true and correct copy of the resolutions duly adopted at a meeting of the shareholders, officers, and/or Directors of the Board of Directors of the Company, duly called, noticed and held on 06/11/2020 which meeting there was at all times present and acting a quorum of the members of said constituting board, that said resolutions are in full force and effect; and that the following is true and correct list of the present shareholders, officers, and/or Directors of the Board of Directors of the Company;

IT IS FURTHER RESOLVED, We further certify that the foregoing resolutions are within the Power of the directors, shareholders, or officers to pass as provided by the bylaws, operating agreement, regulations, or partnership agreement of this company;

IT IS FURTHER RESOLVED, We further certify that the members of this company hereunder set forth have been duly elected, and as of the date hereof, hold the offices specified and that the signatures set forth beside each name are true and valid;

Sysorex Government Services, Inc.
(“The Company”)

By:	Sysorex, Inc.
Its:	Sole Stockholder

By:	Nadir Ali
Its:	Director

Sysorex Government Services, Inc.
(“The Company”)

By:	Sysorex, Inc.
Its:	Sole Stockholder

By:	Douglas Cole
Its:	Director

Sysorex Government Services, Inc.
(“The Company”)

By:	Sysorex, Inc.
Its:	Sole Stockholder

By:	Zaman Khan
Its:	Director, President & Chief Executive Officer

Sysorex Government Services, Inc.
(“The Company”)

By:	Sysorex, Inc.
Its:	Sole Stockholder

By:	Vincent Loiacono
Its:	Chief Financial Officer

VALIDITY OF COLLATERAL GUARANTY

THIS VALIDITY OF COLLATERAL GUARANTY, entered into as of the date set forth below (the “Validity Guaranty”), by and between SouthStar Financial, LLC, its affiliates, successors and/or assigns (the "Purchaser") and Sysorex, Inc. and Sysorex Government Services, Inc. (collectively, the "Seller"), and in order to induce the Purchaser to purchase certain Purchased Accounts, in consideration of the purchases made by Purchaser, and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the undersigned (the "Guarantor") hereby individually, or jointly and severally guarantees and covenants with Purchaser that:

1.	All Purchased Accounts under the Nonrecourse Factoring and Security

Agreement dated 06/11/2020 , including all amendments, modifications, addenda, and supplements thereto (collectively, the “Factoring Agreement”), are and will be subsisting, valid, genuine and authentic Accounts. Each and every Purchased Account shall represent bona fide existing obligations of the Account Debtors in the ordinary course of business which will be due and owing by the Account Debtors, without knowledge of any right to offset, recoupment, abatement or counterclaim and in accordance with the terms set forth on the invoice.

2.                   Any proceeds from Purchased Accounts received by Seller shall be held in trust as the property of the Purchaser and will be immediately delivered to Purchaser in the identical form as received by Seller.

3.                   At the request of Purchaser, the Guarantor will assist Purchaser in the collection and liquidation of the Purchased Accounts or other assigned Accounts. Purchaser shall use reasonable commercial efforts to affect collection of the Purchased Accounts or Accounts; provided however, Purchaser’s inability to affect such collection shall not relieve the Guarantor of its obligations hereunder. In the event that a Purchased Account is not paid by the Account Debtor within forty-five (45) days of the invoice date, within five (5) days of the notice to Seller, Purchaser can require Seller to repurchase such Purchased Account, or Purchaser can require Seller to substitute additional Accounts in an equal or greater value for such Purchased Account.

4. The guaranty provided for under this Validity Guaranty shall secure each and every obligation and debt of the Seller under any and all agreements between the Seller and the Purchaser, including – but not limited to – the Factoring Agreement. Upon the occurrence of an event of default under the Factoring Agreement or this Validity Guaranty, such event of default shall be deemed an event of default under any and all agreements between the parties, and the Purchaser, in its sole discretion, shall be entitled to assert any and all rights and remedies against the Seller or the Guarantor. This section is specifically intended by the parties to be a cross- collateralization and cross-default provision so the collection rights, collateral and other property set forth in one agreement secures the debts and obligations of the other agreements, and vice- versa. This Validity Guaranty shall be deemed to have been made and accepted in Charleston County, South Carolina, and shall be interpreted and the rights and liabilities of the undersigned determined in accordance with the internal laws of the State of South Carolina. Each of the undersigned hereby consents and submits to the jurisdiction of any federal or state court located within South Carolina for the purpose of any suit brought hereunder.

5.                   All capitalized terms used in this Validity Guaranty shall have the meaning prescribed in the Factoring Agreement if not otherwise defined herein.

IN WITNESS WHEREOF, this Validity Guaranty has been duly executed and delivered by the undersigned Guarantor this 11th day of June    , 2020.

GUARANTOR:

(Guarantor’s Signature)
By:	Zaman Khan
Address:	9024 Haywood Ave., Lorton, VA 22079

VALIDITY OF COLLATERAL GUARANTY

THIS VALIDITY OF COLLATERAL GUARANTY, entered into as of the date set forth below (the “Validity Guaranty”), by and between SouthStar Financial, LLC, its affiliates, successors and/or assigns (the "Purchaser") and Sysorex, Inc. and Sysorex Government Services, Inc. (collectively, the "Seller"), and in order to induce the Purchaser to purchase certain Purchased Accounts, in consideration of the purchases made by Purchaser, and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the undersigned (the "Guarantor") hereby individually, or jointly and severally guarantees and covenants with Purchaser that:

1. All Purchased Accounts under the Nonrecourse Factoring and SecurityA greement dated 06/11/2020 , including all amendments, modifications, addenda, and supplements thereto (collectively, the “Factoring Agreement”), are and will be subsisting, valid, genuine and authentic Accounts. Each and every Purchased Account shall represent bona fide existing obligations of the Account Debtors in the ordinary course of business which will be due and owing by the Account Debtors, without knowledge of any right to offset, recoupment, abatement or counterclaim and in accordance with the terms set forth on the invoice.

2.                   Any proceeds from Purchased Accounts received by Seller shall be held in trust as the property of the Purchaser and will be immediately delivered to Purchaser in the identical form as received by Seller.

3.                   At the request of Purchaser, the Guarantor will assist Purchaser in the collection and liquidation of the Purchased Accounts or other assigned Accounts. Purchaser shall use reasonable commercial efforts to affect collection of the Purchased Accounts or Accounts; provided however, Purchaser’s inability to affect such collection shall not relieve the Guarantor of its obligations hereunder. In the event that a Purchased Account is not paid by the Account Debtor within forty-five (45) days of the invoice date, within five (5) days of the notice to Seller, Purchaser can require Seller to repurchase such Purchased Account, or Purchaser can require Seller to substitute additional Accounts in an equal or greater value for such Purchased Account.

4. The guaranty provided for under this Validity Guaranty shall secure each and every obligation and debt of the Seller under any and all agreements between the Seller and the Purchaser, including – but not limited to – the Factoring Agreement. Upon the occurrence of an event of default under the Factoring Agreement or this Validity Guaranty, such event of default shall be deemed an event of default under any and all agreements between the parties, and the Purchaser, in its sole discretion, shall be entitled to assert any and all rights and remedies against the Seller or the Guarantor. This section is specifically intended by the parties to be a cross- collateralization and cross-default provision so the collection rights, collateral and other property set forth in one agreement secures the debts and obligations of the other agreements, and vice- versa. This Validity Guaranty shall be deemed to have been made and accepted in Charleston County, South Carolina, and shall be interpreted and the rights and liabilities of the undersigned determined in accordance with the internal laws of the State of South Carolina. Each of the undersigned hereby consents and submits to the jurisdiction of any federal or state court located within South Carolina for the purpose of any suit brought hereunder.

5.                   All capitalized terms used in this Validity Guaranty shall have the meaning prescribed in the Factoring Agreement if not otherwise defined herein.

IN WITNESS WHEREOF, this Validity Guaranty has been duly executed and delivered by the undersigned Guarantor this 11 day of June   , 2020.

GUARANTOR:

(Guarantor’s Signature)
By:	Vincent Loiacono
Address:	2603 Spartan Road Olney, MD 20832

AUTHORIZATION TO RELEASE INFORMATION

BLANKET AUTHORIZATION

Business Name:	Sysorex, Inc. & Sysorex Government Services, Inc.

Business Address:	13880 Dulles Corner Lane, Suite 175

Herndon, VA 20171

Business Telephone:	703-995-4634

I, Zaman Khan, authorize all trade references, sources, banking and financial institutions, credit reporting agencies, and any other resource deemed necessary to release credit information to SouthStar Financial, LLC or its designee(s). A photocopy, facsimile copy, scanned copy, or any other electronic form of this document shall remain as valid as the original.

I, Zaman Khan, authorize all insurance agents to list SouthStar Financial, LLC or its designee(s) as additional insured on our General Liability Policy and loss payee on our Commercial Auto Policy.

Applicant acknowledges that SouthStar Financial, and /or its affiliates, successors and assigns, may conduct a credit investigation on applicant at any time throughout the contract term.

Thank you for your assistance.

Client Name:	Sysorex, Inc. & Sysorex Government Services, Inc.

Signature:

Printed Name:	Zaman Khan

Date:	06/11/2020

840 Lowcountry Blvd. • Mount Pleasant, SC 29464 • (800) 763-3021

Charleston, SC (HQ) • Atlanta, GA • Charlotte, NC • Greenville, SC

AUTHORIZATION TO RELEASE INFORMATION

BLANKET AUTHORIZATION

Business Name:	Sysorex, Inc. & Sysorex Government Services, Inc.

Business Address:	13880 Dulles Corner Lane, Suite 175

Herndon, VA 20171

Business Telephone:	703-995-4634

I, Vincent Loiacono, authorize all trade references, sources, banking and financial institutions, credit reporting agencies, and any other resource deemed necessary to release credit information to SouthStar Financial, LLC or its designee(s). A photocopy, facsimile copy, scanned copy, or any other electronic form of this document shall remain as valid as the original.

I, Vincent Loiacono, authorize all insurance agents to list SouthStar Financial, LLC or its designee(s) as additional insured on our General Liability Policy and loss payee on our Commercial Auto Policy.

Applicant acknowledges that SouthStar Financial, and /or its affiliates, successors and assigns, may conduct a credit investigation on applicant at any time throughout the contract term.

Thank you for your assistance.

Client Name:	Sysorex, Inc. & Sysorex Government Services, Inc.

Signature:

Printed Name:	Vincent Loiacono

Date:	06/11/2020

840 Lowcountry Blvd. • Mount Pleasant, SC 29464 • (800) 763-3021

Charleston, SC (HQ) • Atlanta, GA • Charlotte, NC • Greenville, SC

FUNDING INSTRUCTIONS

Sysorex, Inc. & Sysorex Government Services, Inc.

Welcome to SouthStar! We look forward to this new partnership and working together to ensure your current and future growth. Below are instructions regarding our funding processes:

1).    If you will not be coming into one of our offices for closing, please scan and email a copy of the signed, notarized documents to your Closing Coordinator. In addition, please overnight the original documents to our corporate office at 840 Lowcountry Blvd., Mount Pleasant, SC 29464.

The original documents must be sent to our corporate office no later than the next business day following execution.

2).  For existing invoices, assemble copies of all invoices to be factored, along with all support information (signed delivery tickets, trip tickets, purchase orders, employee timesheets, etc.)

Exclude invoices:

A)	Subject to any dispute, offset or those over 45 days old.
B)	For customers with whom you buy and sell products or services.
C)	Not approved for funding by SouthStar Financial.

3).  We ask that you contact all customers for which we will be factoring invoices prior to funding. Please inform them of our relationship, and let them know we will be contacting them shortly. This will promote a smooth transition for your customer and help us to serve you better.

4). You must prominently place our remittance address onto your original invoices:

SouthStar Financial, LLC

P.O. Box 2323

Mount Pleasant, SC 29465

5). Funding is usually available within 24 hours of receipt of your invoice(s) and required supporting documentation.

6).  Refunds from your reserve account on paid invoices will be returned to you semi-monthly provided that you have no existing disputed invoices or invoices outstanding beyond 60 days from original invoice date.

7).  Your account information is available through our online software, FactorFox. You can access the software through our website, www.southstarcapital.com, and then click Client Login at the top right. Your login information is as follows:

Username: vincent.loiacono@sysorexinc.com

Password: Sysorex20!

8).  All future funding should be uploaded to our ShareFile website. Please include customer contact information, invoices or statements, along with a copy of all support documentation. The website is http:// southstarcapital.sharefile.com, and your login information is as follows:

Username: vincent.loiacono@sysorexinc.com

Password: Sysorex20!

WIRING INSTRUCTIONS

Sysorex, Inc. & Sysorex Government Services, Inc.

Please indicate below how funds are to be delivered to your company (check one):

Hold check at SouthStar office for pick-up

Send check via regular mail

ü Wire transfer funds to my account ($25 charge). Attach voided check.

Wiring Instructions – Please complete

EXACT Name on Bank Account: Inpixon Federal

Address on Bank Account: 13880 Dulles Corner Lane Suite 175 Herndon, VA 20171

Bank Name: Wells Fargo Bank, N.A

Bank Telephone #: 415-396-7392

Bank Address, City, State, Zip: 464 California St, San Francisco, CA 94104

Bank Account #: 000004351745021

Routing # (wire): 121000248

Routing # (ACH): 121000248

Signature:

Date:	06/11/2020

*A fee of up to 5% will be charged if the information provided is not correct and results in a returned wire.

ACH AUTHORIZATION FORM

IMAGE OMITTEDDated: 06/11/2020

Customer Name: Sysorex, Inc. & Sysorex Government Services, Inc.

Customer Address: 13880 Dulles Corner Lane, Suite 175, Herndon, VA 20171

The Customer identified above hereby authorizes SouthStar Financial, LLC (the “Company”) to initiate entries into my deposit, checking or savings accounts with the financial institution identified below (the “Financial Account”).

Financial Account Information

Name of Financial Institution	Wells Fargo Bank, N.A.
Address of Financial Institution	464 California St. San Fransico, CA 94104
Checking or Savings	Checking
Exact Name on Account	Inpixon Federal
Routing/ABA Number:	121000248
Account Number:	000004351745021

The Customer acknowledges that the origination of ACH transactions to the Financial Account must comply with the provisions of U.S. law. The Customer agrees to be bound by the ACH Rules as set forth by NACHA. The Customer further agrees that these Financial Accounts remain subject to their individual terms and conditions, rules and regulations imposed by the respected financial institution.

Signature:

By:	Vincent Loiacono

Title:	Chief Financial Officer

**Please attach a voided check**

CONTACT INFORMATION

(Please include all owners and staff that we will be working with)

Name: Zaman Khan

Office Phone #: 7035547008

Cell Phone #: 7035547008

Home Phone #: 7035547008

Email Address: zaman.khan@sysorexinc.com

Position: CEO

Name: Vincent Loiacono

Office Phone #: 703-935-1588 x3018 C

ell Phone #: 703-894-8059

Home Phone #:NA

Email Address: vincent.loiacono@sysorexinc.com

Position: CFO

Name: Nadir Ali

Office Phone #: 408-702-2162

Cell Phone #: 650-245-0053

Home Phone #: 650-245-0053

Email Address: nali06@gmail.com

Position: Director

Name: Douglas D Cole

Office Phone #: 925-989-9900

Cell Phone #: 925-989-9900

Home Phone #: 925-989-9900

Email Address: dougcole@mac.com

Position: Director

840 Lowcountry Blvd. • Mount Pleasant, SC 29464 • (800) 763-3021

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